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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
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                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          March 25, 1997
                                                           --------------

                            FIRST SECURITY CORPORATION
             (Exact name of registrant as specified in its charter)




         Delaware                    001-06906                  87-6118148
    --------------------       ---------------------       --------------------
(State or other Jurisdiction   (Commission File Number       (I.R.S.employer
     of Incorporation)                                    Identification No.)


                                  79 South Main
                                  P.O. Box 30006
                         Salt Lake City, Utah  84130-0006
                     (Address of principal executive offices)

Registrant's telephone number, including area code:  801

                                    Page 1 of 4
                           Exhibit Index appears on Page 4

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ITEM 5.  OTHER EVENTS

         On March 18, 1997, the Underwriting Agreement, dated as of March 18, 1997, by and between First Security Bank, N.A., a subsidiary of the registrant, and J.P. Morgan Securities Inc., as Representative of the several underwriters listed on Schedule I thereto, was executed and delivered by the respective parties thereto. On March 25, 1997, the Pooling and Servicing Agreement, dated as of March 25, 1997 (the "POOLING AND SERVICING AGREEMENT"), by and between First Security Bank, N.A., as seller and servicer, and Bankers Trust Company, as trustee, was executed and delivered by the respective parties thereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              1.1 Underwriting Agreement, dated as of March 18, 1997, by and between First Security Bank, N.A., and J.P. Morgan Securities Inc., as Representative of the several underwriters listed on Schedule I thereto.

              4.1 Pooling and Servicing Agreement, dated as of March 25, 1997, by and between First Security Bank, N.A., as seller and servicer, and Bankers Trust Company, as trustee.


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: March 31, 1997
                                                 FIRST SECURITY CORPORATION
                                                 (Registrant)


                                                 By:  /S/ Scott C. Ulbrich
                                                 ------------------------------
                                                 Name: Scott C. Ulbrich
                                                 Title: Chief Financial Officer




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                                  INDEX TO EXHIBITS

                                                                  Sequentially
Exhibit Number                     Exhibit                       Numbered Page
--------------    -----------------------------------------      -------------

1.1 Underwriting Agreement, dated as of March 18, 1997, by and between First Security Bank, N.A., and J.P. Morgan Securities Inc., as Representative of the several underwriters listed on Schedule I thereto.


4.1 Pooling and Servicing Agreement, dated as of March 25, 1997, by and between First Security
                  Bank, N.A., as seller and servicer, and
                  Bankers Trust Company, as trustee.